THIS NOTE AND THE COMMON STOCK ISSUABLE PURSUANT TO THE TERMS OF PARAGRAPH 7 OF THIS NOTE ("THE SECURITIES") HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. THESE SECURITIES ARE BEING OFFERED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAW AND CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION ARE AVAILABLE. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER GOVERNMENTAL AGENCY HAS PASSED ON, RECOMMENDED, OR ENDORSED THE MERITS OF THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.




                                 PROMISSORY NOTE
                                 ---------------

$200,000.00                                                     October 15, 1998

         FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY,
Aviation Holdings Group, Inc., a Delaware corporation having its principal executive office at 15675 Northwest 15th Avenue, Miami, Florida 33169 ("Borrower"), promises to pay to the order of Nancy Plotkin, an individual having a mailing address at c/o Plotkin, Jacobs & Orlofsky, Ltd., 116 South Michigan Avenue, Suite 1300, Chicago, Illinois 60603 ("Lender"), the principal sum of Two Hundred Thousand ($200,000.00) Dollars, together with interest as set forth below, until the date on which the principal amount is paid in full, payable in lawful money of the United States of America in accordance with the terms of this Promissory Note (the "Note").

         1. Maturity Date. The Note shall have a "Maturity Date" of March 15, 1999, subject to Borrower's right to extend ("Borrower's Right to Extend") the Maturity Date up to two times, each for a one month period. In order to exercise Borrower's Right to Extend, Borrower shall provide Lender with written notice of such intention at least ten days prior to any Maturity Date.

         2. Interest.

            (a) During the period beginning on the date hereof and ending on the Maturity Date, interest shall accrue daily on the outstanding principal amount hereunder at a simple rate of ten (10%) percent per annum.

            (b) Interest shall be calculated hereunder for the actual number of days that the principal is outstanding, based on a three hundred sixty (360) day year. Interest shall continue to accrue on the principal balance hereof at the then-applicable simple rate of interest specified in this Note, notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, until all principal owing hereunder is paid in full.

         3. Payment. No principal payments shall be due on the Note until the Maturity Date. All interest that accrues hereunder shall be due and payable on the Maturity Date. All payments of principal and interest shall be made by cash or check to Lender at the address designated in writing by Lender.

         4. Prepayments. The Borrower reserves the right to prepay principal and any or all accrued and unpaid interest due on the Note at any time prior to the Maturity Date.

         5. Ranking. Lender's right to repayment will be senior to all other unsecured debt of Borrower.

         6. Security. Payment of the Note will be guaranteed by Aviation Holdings International, Inc. pursuant to the terms of the Collateral Pledge Agreement attached hereto as Exhibit A.

         7. Grant of Common Stock.

            (a) Issuance of Common Stock. In consideration of the funding of this Note by Lender, Borrower shall issue to Lender 20,000 shares of Borrower's Common Stock;

            (b) Restrictions on Shares. The shares of Common Stock issuable pursuant to Paragraph 7(a) (the "Securities") may not be sold or transferred unless (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, or (ii) Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for Securities issuable pursuant to this Paragraph 7 that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR A VALID EXEMPTION THEREFROM. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

            (c) Registration Rights.

                (i) Demand Registration. In connection with the contemplated public offering of the Company's Common Stock, Lender shall be entitled to include all shares of Common Stock issuable to Borrower pursuant to this Paragraph 7 in such registration statement. In connection therewith, Borrower will use its best efforts to cause such Common Stock to be registered under the Act in such contemplated public offering. Borrower shall not be required to affect more than one registration pursuant to this Paragraph 7(c)(i).

                (ii) Piggyback Registrations. If at any time subsequent to the consummation of the contemplated public offering of the Company's Common Stock, Borrower shall file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities, and Lender's registration rights have not been discharged in accordance with Paragraph 7(c)(i) hereof, Borrower shall send to Lender written notice of such determination and, if within fifteen
(15) days from the date of such notice, Lender shall so request in writing, Borrower shall include in such registration statement all or any part of the Common Stock that Lender requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate the distribution, then Borrower shall be obligated to include in such registration statement only such limited portion of the Common Stock with respect to which Lender has requested inclusion hereunder as the underwriter shall permit.

         8. Lender's Rights Upon Default.

         Each of the following events shall constitute an "Event of Default" and, upon the occurrence thereof, Lender shall have the option, without the necessity of giving any prior written notice to Borrower, (1) to accelerate the maturity of this Note and all amounts payable hereunder and demand immediate payment thereof and (2) to exercise all of Lender's rights and remedies under this Note or otherwise available at law or in equity:

            (a) Borrower shall fail to pay the principal amount of the Note or accrued interest thereon on the Maturity Date; provided, however, that in the event Borrower shall be in default on March 15, 1999 pursuant to this paragraph 8(a) and has not provided Lender with the Notice of Borrower's Right to Extend in accordance with paragraph 1 hereof, then Borrower's Right to Extend shall be deemed exercised on March 15, 1999 and, if Borrower shall fail to pay the principal amount of the Note or accrued interest thereon prior to such date, then Borrower's Right to Extend shall be deemed exercised on April 15, 1999. Lender shall be entitled to receive the Extension Shares, as defined in the Securities Transfer Agreement executed by Borrower and Lender on October 15, 1998, upon each deemed exercise of Borrower's Right to Extend;

            (b) Borrower shall admit an inability to pay its debts as they mature, or shall make a general assignment for the benefit of any of its or their creditors;


            (c) Proceedings in bankruptcy, or for reorganization of Borrower for the readjustment of any of its or their debts, under the United States Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Borrower or shall be commenced against Borrower and shall not be dismissed within sixty (60) days of their commencement; and

            (d) A receiver or trustee shall be appointed for Borrower or for any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Borrower, and if such appointment or proceedings are involuntary, such receiver or trustee shall not be discharged within sixty (60) days of appointment, or such proceedings shall not be discharged within sixty (60) days of their commencement, or Borrower shall discontinue its business(es) or materially change the nature of its business(es).

         9. Application of Funds. All sums realized by Lender on account of this Note, from whatever source received, shall be applied first to any fees, costs and expenses (including attorney's fees) incurred by Lender, second to accrued and unpaid interest, and then to principal.

         10. Attorney's Fees and Costs. In the event that Lender engages an attorney to represent it in connection with (a) any default by Borrower under this Note, (b) any bankruptcy or other insolvency proceedings commenced by or against Borrower and/or (c) any actual litigation arising out of or related to any of the foregoing, then Borrower shall be liable to and shall reimburse Lender on demand for all reasonable attorneys' fees, costs and expenses incurred by Lender in connection with any of the foregoing.

         11. Governing Law. This Note is made and delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

         12. Miscellaneous.

             (a) This Note is made and delivered in accordance with and subject to the terms of the Subscription Agreement entered into by Lender and Borrower on October 15, 1998.

             (b) Borrower hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. To the extent permitted by law, Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note.

             (c) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of Borrower made in connection with this Note shall bind Borrower's successors and assigns.

             (d) If any provision of this Note shall for any reason be held to be invalid or unen forceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

             (e) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed to be a waiver of any subsequent Event of Default or of Lender's right to exercise that or any other right or remedy to which Lender is entitled.

             (f) The rights and remedies of Lender under this Note shall be in addition to any other rights and remedies available to Lender at law or in equity, all of which may be exercised singly or concurrently.


         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note the day and year first above written and has hereunto set hand and seal.


                                              AVIATION HOLDINGS GROUP, INC.


                                              By: /s/ Joseph J. Nelson
                                                  ----------------------------
                                                  Joseph J. Nelson, President